SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934


Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[X]  Preliminary Information Statement

[_] Confidential, for use of the Commission (only as permitted by Rule 14c-5(d)(2))

[_]  Definitive Information Statement


                         Sportan United Industries, Inc.
                         -------------------------------
                (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[ ]  Fee paid previously with Preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.
     3)   Filing Party:
     4)   Date Filed:

                              INFORMATION STATEMENT
                              RELATING TO NOTICE OF
                   WRITTEN CONSENT OF STOCKHOLDERS IN LIEU OF
                        A SPECIAL MEETING OF STOCKHOLDERS

                               -------------------

                         SPORTAN UNITED INDUSTRIES, INC.
                               18205 Burkhardt Rd.
                                Tomball, TX 77377

                               -------------------

                                  June 29, 2004

                               -------------------

To Our Stockholders:

     The purpose of this Notice is to inform you that the stockholders owning 4,216,248 shares, or 57% of the outstanding shares of the common stock, par value $.05 ("Common Stock") of Sportan United Industries, Inc. ("Company" or "Sportan") have taken the following action by written consent:

     1.   To amend and restate our articles of incorporation to:
          - Effect a name change from "Sportan United Industries, Inc." to "PharmaFrontiers Corp.";
          -    Change the street address of the Company's registered office;
          - State that the number of directors who shall constitute the Board of Directors shall equal not less than two nor more than 10;
          -    Reflect all prior amendments in one document;

     2.   To establish a 2004 compensatory stock option plan; and

     3.   To elect two additional directors.

     The record date for the determination of shareholders entitled to vote on the preceding amendments was June 15, 2004. The amended and restated articles of incorporation and 2004 compensatory stock option plan will become effective on July 19, 2004. The directors will take their positions beginning on July 19, 2004. Details of the amended and restated articles of incorporation, 2004 compensatory stock option plan and election of two additional directors are described in the Information Statement accompanying this Notice.

     Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended ("Exchange Act"), the proposal will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on July 19, 2004.

     We have asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons.

      WE ARE NOT ASKING FOR YOUR PROXY. Because the written consent of stockholders satisfies any applicable stockholder voting requirement of the Texas law, our Articles of Incorporation and Bylaws, we are not asking for a proxy and you are not requested to send one.

     The accompanying Information Statement is for information purposes only and explains the terms of the amended and restated articles of incorporation, 2004 compensatory stock option plan and election of two additional directors. Please read the accompanying Information Statement carefully.

                                        By Order of the Board of Directors,
                                        //s//   WARREN C. LAU

                                        Warren C. Lau, President

     PLEASE NOTE THAT YOU ARE NOT BEING ASKED TO SEND A PROXY, AND YOU ARE REQUESTED NOT TO SEND ONE.

                   INFORMATION STATEMENT AND NOTICE OF ACTIONS
                            TAKEN BY WRITTEN CONSENT
                               OF THE STOCKHOLDERS

                               -------------------

                                  June 29, 2004

                               -------------------

                                  INTRODUCTION

     This Information Statement is being mailed on or about June 29, 2004 to all shareholders of record of the Company. It is being furnished in connection with the following actions, which were approved by the unanimous consent of our board of directors' and the written consent of shareholders owning in excess of 50% of the outstanding shares of Company common stock ("Common Stock"):

     1.   To  amend  and  restate  our  articles  of  incorporation  to:
          a. Effect a name change from "Sportan United Industries, Inc." to "PharmaFrontiers Corp.";
          b.   Change  the  street  address  of the Company's registered office;
          c. State that the number of directors who shall constitute the Board of Directors shall equal not less than two nor more than 10;
          d.   Reflect  all  prior  amendments  in  one  document;  and

     2.   To  establish  a  2004  compensatory  stock  option  plan;  and

     3.   To  elect  two  additional  directors.

     Effective June 15, 2004, our board of directors and the shareholders holding in excess of 50% of the voting power of our common stock approved the following actions pursuant to a written consent:

     1.   To  amend  and  restate  our  articles  of  incorporation:
          a. to change of our corporate name from "Sportan United Industries, Inc." to "PharmaFrontiers Corp.";
          b. to change the street name from "3170 Old Houston Road, Huntsville, Texas 77340" to "18205 Burkhardt Road, Tomball, TX 77377";
          c. to state that the number of directors who shall constitute the Board of Directors shall equal not less than two nor more than 10;
          d. to reflect previous amendments to our articles of incorporation filed on April 13, 2004, March 5, 2004 and May 9, 2000 into one restated articles of incorporation;

     2)   to  approve  the  June  2004  Compensatory  Stock  Option  Plan;  and

     3)   to  elect  Jeffrey  Adduci  and  Robert  H.  Gow  as  directors.

     The corporate name change will become effective upon the filing of an amendment to our certificate of incorporation with the Texas Secretary of State, which is expected to occur as soon as reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to our shareholders. The June 2004 Compensatory Stock Option plan will become effective on July 19, 2004, and the two additional directors will take their seats on July 19, 2004.

     The record date established by the board of directors for purposes of determining the number of outstanding shares of voting capital stock was June 15, 2004 (the "Record Date"). As of the Record Date, there were 7,416,838 shares of Company common stock issued and outstanding. The common stock constitutes the only outstanding class of voting securities. Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to the shareholders.

     Under the TBCA, our articles of incorporation and our bylaws, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of shareholders having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. Pursuant to our articles of incorporation, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend our articles of incorporation and to establish the June 2004 compensatory stock option plan, and a plurality of outstanding shares of voting capital stock entitled to vote on the matter is required to elect two directors.

     In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the corporate actions as early as possible, the board of directors voted to utilize the written consent of our shareholders.

     Pursuant to regulations promulgated under the Exchange Act, the amendments may not be effected until at least 20 calendar days after this Information Statement is sent or given to our stockholders. This Information Statement has first been sent to the shareholders on or about June 29, 2004.

                                RESOLUTION NO. 1
                              CORPORATE NAME CHANGE

     Our board of directors and stockholders holding a majority of the shares of Common Stock have approved and adopted a resolution amending Articles 1, 4 and 7 of the Company's Articles of Incorporation to change the name of the Company to "PharmaFrontiers Corp.", to change the street address of the Company's registered office, and to state that the number of directors who shall constitute the Board of Directors shall equal not less than two nor more than 10, respectively. In addition, the Company restated the Company's articles of incorporation to incorporate all previously filed amendments to the articles of incorporation into one articles of incorporation. The amendments and restatement will become effective on the twentieth (20th) day following the mailing of this Information Statement to our stockholders and upon filing of the amended and restated articles of incorporation with the Texas Secretary of State.

PURPOSE OF CORPORATE NAME CHANGE

     Our board of directors believes that it is advisable and in the Company's best interests to amend and restate our articles of incorporation (attached hereto as Exhibit "A") to change the Company's name to more closely identify our corporate business strategy.

PURPOSE OF STREET ADDRESS CHANGE

     Our board of directors believes that it is advisable and in the Company's best interests to change the street address of the Company's registered office to reflect the address of the new office location.

PURPOSE OF STATING THE NUMBER OF DIRECTORS WHO SHALL CONSTITUTE THE BOARD

     This amendment to Article VII of our articles of incorporation is an accurate restatement of a pre-existing provision in our bylaws which states that the number of directors who shall constitute the Board of Directors shall equal not less than two nor more than 10. The Company's previous Article VII of its articles of incorporation listed the initial board members of the Company who no longer serve as directors. The Company believes it is advisable to amend
Article VII to more accurately reflect the reality that the initial board members no longer serve as directors, and to replace the provision with a general statement regarding the number of directors who shall constitute the Company's board.

PURPOSE OF RESTATING THE ARTICLES OF INCORPORATION

     Our board of directors believes that it is advisable to restate the articles of incorporation reflecting all previous amendments into one document for administrative ease when filing with the Texas Secretary of State, Securities and Exchange Commission and other third parties.

EFFECTS OF CHANGES TO THE ARTICLES OF INCORPORATION

     The change of the corporate name and street address, the disclosure of the number of directors constituting the board, and the restatement of the Company's articles of incorporation will not in any way affect the validity or transferability of stock certificates currently outstanding, the capital structure of the Company, the rights or obligations of the Company with respect to its existing contractual obligations, nor will it impact third parties' obligations with respect to the Company.

     The voting and other rights that accompany our securities will not be affected by the changes. Stockholders may, but not need to, exchange their certificates to reflect the change in corporate name. Your existing certificate will continue to represent shares of our common stock as if our name hand not changed. Our transfer agent will issue stock certificates with our new name as stock certificates are sent in upon transfers of shares by our existing shareholders. Until you sell or otherwise transfer your shares of common stock, there is no need to send us or our transfer agent your existing stock certificates.

     Sportan's transfer agent is:

                    American Registrar & Transfer Co.
                    342 East 900  South
                    Salt Lake City, Utah 84111

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to amend and restate our articles of incorporation. The Company has obtained this approval through the written consent of stockholders holding a majority of the outstanding voting shares of its Common Stock. Therefore, a special meeting of the stockholders to approve the name change will not take place for this purpose.


                                RESOLUTION NO. 2
                     ADOPTION OF OUR 2004 STOCK OPTION PLAN

BACKGROUND INFORMATION

     The board of directors has adopted, subject to stockholder approval, the Company's June 2004 compensatory stock option plan (the "Plan"). The purpose of the Plan is to promote the interests of the Company and its stockholders and give it a competitive advantage by: (i) attracting and retaining executive personnel and other key employees of outstanding ability; (ii) motivating executive personnel and other key employees, by means of performance-related incentives, to achieve longer-range performance goals; and (iii) enabling such employees to participate in the long-term growth and financial success of the Company by acquiring a proprietary interest in the Company.

The following summary is qualified in its entirety by reference to the full text of the Plan, which is attached to this Proxy Statement as Exhibit "B."

GENERAL ADMINISTRATION OF THE PLAN

     The Plan will be administered by the Compensation Committee of the board of directors (the "Committee"). The Committee will be authorized to grant to key employees of the Company awards in the form of stock options, performance shares, and restricted stock. In addition, the Committee will have the authority to grant other stock-based awards in the form of stock appreciation rights, restricted stock units, and stock unit awards. The Plan will become effective upon approval by the stockholders and will expire ten years from such effective date unless terminated earlier or extended by the board of directors.

     Each member of the Committee must be a "non-employee director" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act and an "outside director" within the meaning of the Code. The Committee will select persons to receive grants from among the eligible participants, determine the types of grants and number of shares to be awarded to grantees, and set the terms, conditions, and provisions of the grants consistent with the Plan. The Committee has authority to amend awards and to accelerate vesting and/or exercisability of awards, provided that it cannot amend an outstanding option to reduce its exercise price or cancel an option and replace it with an option with a lower exercise price. The Committee may also establish rules for administration of the Plan.

ELIGIBILITY

     The Committee will select grantees from among the key employees, officers, directors and consultants of the Company and its subsidiaries. The eligible participants will be those who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company. All awards and the terms of any award to eligible participants who are members of the Committee must also be approved by the board of directors.

SHARES SUBJECT TO THE PLAN

     Subject to adjustment as described below, a maximum of 2,000,000 shares of Company common stock may be issued under the Plan. Any shares of Company common stock subject to awards that are forfeited or withheld in payment of any exercise price or taxes will again be available for grant. Also, if an award terminates without shares of Company common stock being issued, then the shares that were subject to the award will again be available for grant. The shares may be authorized and unissued shares or treasury shares. In the event of a stock split, stock dividend, spin-off, or other relevant change affecting the Company's common stock, the Committee shall make appropriate adjustments to the number of shares available for grants and to the number of shares and price under outstanding grants made before the event.

TYPES OF AWARDS UNDER THE PLAN

     STOCK OPTIONS

     The Committee may grant awards in the form of options to purchase shares of the Company's common stock. With regard to each such option, the Committee will determine the number of shares subject to the option, the manner and time of the exercise of the option, and the exercise price per share of stock subject to the option; provided, however, that the exercise price of any "Incentive Stock Option" (as defined in the Plan) may not be less than 100% of the fair market value of the shares of Company common stock on the date the option is granted. The exercise price may, at the discretion of the Committee, be paid by a participant in cash, shares of Company common stock or a combination thereof. The period of any option shall be determined by the Committee, but no Incentive Stock Option may be exercised later than 10 years after the date of grant. The aggregate fair market value, determined at the date of grant of the Incentive Stock Option, of Company common stock for which an Incentive Stock Option is exercisable for the first time during any calendar year as to any participant shall not exceed the maximum limitation as provided in Section 422 of the Code. The effect of a grantee's termination of employment by reason of death, retirement, disability, or otherwise will be specified in the option agreement evidencing the grant of the option.

     STOCK APPRECIATION RIGHTS

     The Plan also authorizes the Committee to grant stock appreciation rights ("SARs"). Upon exercising an SAR, the holder receives for each share with respect to which the SAR is exercised, an amount equal to the difference between the exercise price (which may not be less than the fair market value of such share on the date of grant unless otherwise determined by the Committee) and the fair market value of the Company common stock on the date of exercise. At the Committee's discretion, payment of such amount may be made in cash, shares of Company common stock, or a combination thereof. Each SAR granted will be evidenced by an agreement specifying the terms and conditions of the award, including the effect of termination of employment (by reason of death, disability, retirement or otherwise) on the exercisability of the SAR. No SAR may have a term of greater than 10 years.

     PERFORMANCE SHARES

     The Plan permits the Committee to grant awards of performance shares to eligible employees from time to time. These awards are contingent upon the achievement of certain performance goals established by the Committee. The length of time over which performance will be measured, the performance goals, and the criteria to be used in determining whether and to what degree the goals have been attained will be determined by the Committee. The Committee will also determine the effect of termination of employment of a grantee (by reason of death, retirement, disability or otherwise) during the performance period.

     RESTRICTED STOCK AND RESTRICTED STOCK UNITS

     Under the Plan, the Committee may award restricted shares of the Company's common stock and restricted stock units to eligible employees from time to time and subject to certain restrictions as determined by the Committee. The nature and extent of restrictions on such shares and units, the duration of such restrictions, and any circumstance which could cause the forfeiture of such shares or units shall be determined by the Committee. The Committee will also determine the effect of the termination of employment of a recipient of restricted stock or restricted stock units (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.

     OTHER STOCK BASED AWARDS


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
     In addition, the Committee shall have authority under the Plan to grant stock unit awards, which can be in the form of common stock or units, the value of which is based, in whole or in part, on the value of the Company's common stock. Such stock unit awards will be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine. Stock unit awards may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date shares are issued or, if later, the date provided by the Committee at the time of grant of the stock unit award. Stock unit awards may relate in whole or in part to certain performance criteria established by the Committee at the time of grant. The Committee will also determine the effect of termination of employment of a stock unit award recipient (by reason of death, retirement, disability or otherwise) during any applicable vesting period.

AWARDS TO COVERED EMPLOYEES

     The Plan permits the Committee to grant qualified performance-based awards ("Awards") to the chief executive officer and the four other highest compensated officers of the Company (the "Covered Employees"). These Awards are intended to qualify as performance-based pay under Section 162(m) of the Code to enable the Company to deduct the compensation paid to the Covered Employees attributable to these Awards. In general, Section 162(m) limits the deduction for compensation paid to the Covered Employees to a dollar limitation ($1,000,000), but permits performance-based pay to be deductible without regard to the dollar limitation.

     If the Award is a stock option or SAR grant with an exercise price equal to the fair market value of the underlying shares of common stock on the date of grant, the Award qualifies as performance-based pay under Section 162 (m).

     If performance shares are granted, then the Committee will establish performance goals based on the attainment of one or more of the following measures with respect to the Company or an affiliate, or a subsidiary, division or department of the Company or an affiliate for whom the Covered Employee performs services: revenue growth; earnings before interest, taxes, depreciation and amortization; earnings before interest and taxes; operating income; pre- or after-tax income; earnings per share from continuing operations; other board or committee approved performance measurements; earnings per share; cash flow; cash flow per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric) ; share price performance; total stockholder return; improvement in or attainment of expense levels; or improvement in or attainment of working capital levels. The preceding goals may be based on attaining specified levels of Company performance under one or more of the measures described above relative to the performance of other companies.

     The Committee will establish the relevant goals at a time when the outcome is substantially uncertain, and the Committee will certify whether the goals have been attained. This process of establishing goals and confirming their attainment is intended to comply with Section 162(m) and permit the Award to qualify as deductible performance-based pay.

CHANGE IN CONTROL

     In order to preserve the rights of participants in the event of a Change in Control (as defined in the Plan), the Committee in its discretion may, at the time a grant is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of an award, (ii) provide for the purchase of the award upon the participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the award had the award been currently exercisable or payable, (iii) adjust the terms of the award in a manner determined by the Committee to reflect the Change in Control, (iv) cause the award to be assumed, or new rights substituted therefore, by another entity, or (v) make such other provisions as the Committee may consider equitable and in the best interests of the Company.

AMENDMENT AND TERMINATION OF THE PLAN

     The board of directors may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval which (a) is required to be approved by stockholders to comply with applicable laws or rules, (b) increase the number of shares of Company common stock reserved for issuance under the Plan or (c) would cause the Company to be unable to grant Incentive Stock Options.

FEDERAL INCOME TAX CONSEQUENCES

     Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to awards made under the Plan.

EXERCISE OF INCENTIVE STOCK OPTION AND SUBSEQUENT SALE OF SHARES

     A participant who is granted an Incentive Stock Option does not realize taxable income at the time of the grant or at the time of exercise. If the participant makes no disposition of shares acquired pursuant to the exercise of an Incentive Stock Option before the later of two years from the date of grant or one year from such date of exercise ("statutory holding period") any gain (or loss) realized on such disposition will be recognized as a long-term capital gain (or loss). Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

     However, if the participant disposes of the shares during the statutory holding period, that will be considered a disqualifying disposition. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income a participant shall recognize in the year of a disqualifying disposition will be the lesser of (i) the excess of the amount realized over the exercise price, or (ii) the excess of the fair market value of the shares at the time of the exercise over the exercise price; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is not considered wages and the Company is not required to withhold, or pay employment taxes, on such ordinary income. Finally, in addition to the ordinary income described above, the participant shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the shares at the time of the exercise, and shall be long-term or short-term capital gain depending on the participant's post-exercise holding period for such shares.

     Special tax rules apply when all or a portion of the exercise price of an Incentive Stock Option is paid by delivery of already owned shares, but generally it does not materially change the tax consequences described above. However, the exercise of an Incentive Stock Option with shares which are, or have been, subject to an Incentive Stock Option, before such shares have satisfied the statutory holding period, generally will result in the disqualifying disposition of the shares surrendered.

     Notwithstanding the favorable tax treatment of Incentive Stock Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Stock Option is generally treated in the same manner as a nonqualified stock option. Accordingly, a participant must generally include as alternative minimum taxable income for the year in which an Incentive Stock Option is exercised, the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares. However, to the extent a participant disposes of such shares in the same calendar year as the exercise, only an amount equal to the optionee's ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee's calculation of alternative minimum taxable income in such calendar year.

EXERCISE OF NONQUALIFIED STOCK OPTION AND SUBSEQUENT SALE OF SHARES

     A participant who is granted a nonqualified stock option does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

     Upon the subsequent disposition of shares acquired through the exercise of a nonqualified stock option, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant's post-exercise holding period for such shares.

LAPSE OF RESTRICTIONS ON RESTRICTED STOCK AND SUBSEQUENT SALE OF SHARES

     A participant who has been granted an award of restricted stock or restricted stock units does not realize taxable income at the time of the grant. When the restrictions lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income. Upon the subsequent disposition of the formerly restricted shares, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant's holding period for such shares after their restrictions lapse.

     Under Section 83(b) of the Code, a participant who receives an award of restricted stock may elect to recognize ordinary income for the taxable year in which the restricted stock was received equal to the excess of the fair market value of the restricted stock on the date of the grant, determined without regard to the restrictions, over the amount (if any) paid for the restricted stock. Any gain (or loss) recognized upon a subsequent disposition of the shares will be capital gain (or loss) and will be long term or short term depending on the post-grant holding period of such shares. If, after making the election, a participant forfeits any shares of restricted stock, or sells restricted stock at a price below its fair market value on the date of grant, such participant is only entitled to a tax deduction with respect to the consideration (if any) paid for the restricted stock, not the amount elected to be included as income at the time of grant.

SARS, PERFORMANCE SHARES AND STOCK UNIT AWARDS

     A participant who is granted a SAR does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise of the SAR in an amount equal to the excess of the fair market value of the shares (on the date of exercise) with respect to which the SAR is exercised, over the grant price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such participant.

     A participant who has been awarded a performance share or a stock unit award does not realize taxable income at the time of the grant, but does recognize ordinary income at the time the award is paid equal to the amount of cash (if any) paid and the fair market value of shares (if any) delivered; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such participant.

     The ordinary income recognized by a participant in connection with a SAR, performance share, or a stock unit award is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

     To the extent, if any, that shares are delivered to a participant in satisfaction of either the exercise of a SAR, or the payment of a performance share or stock unit award, upon the subsequent disposition of such shares any gain (or loss) realized will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant's post- delivery holding period for such shares.

NEW PLAN BENEFITS

     Grants and awards under the Plan, which may be made to Company executive officers, directors and other employees, are not presently determinable. If the stockholders approve the Plan, such grants and awards will be made at the discretion of the Committee or the board of directors in accordance with the compensation policies of the Committee.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The following table sets forth information, as of December 31, 2003, with respect to the Company's compensation plans under which common stock is authorized for issuance.

                                                                           Number of Securities
                                                                         Remaining Available for
                                                                          Future Issuance Under
                       Number of Securities To      Weighted Average       Equity Compensation
                       be Issued Upon Exercise     Exercise Price of         Plans (Excluding
                       of Outstanding Options,    Outstanding Options,   Securities Reflected in
                         Warrants and Rights      Warrants and Rights           Column A)
Plan Category                    (A)                      (B)                      (C)
-------------------------------------------------------------------------------------------------
Equity Compensation
Plans Approved by                        31,700  $               57.96                        --
Security Holders

Equity Compensation
Plans Not Approved by                   500,000                     (1)                       (2)
Security Holders

Total                                   531,700                     (2)                       (2)

     (1) One employee has the right to purchase in April 2006 200,000 shares of Company common stock at a price per share equal to 80% of the then current market value, and in April 2007 another right to purchase
          200,000 shares of Company common stock at a price per share equal to 80% of the then current market value. Another employee has an option to purchase 100,000 shares of Company common stock at a price per share that is 80% of the then current market value which vests upon the earlier of: (1) the acquisition of more than 50% of the common stock of Company by an acquirer at a total market value exceeding two hundred fifty million dollars, or (2) a financing of Company with one time proceeds of at least ten million dollars which values the then outstanding Company common stock at one hundred million dollars or more.

     (2)  Not Applicable.

                                RESOLUTION NO. 3
                        ELECTION OF ADDITIONAL DIRECTORS

     Two directors will be elected to constitute the entire Board of Directors. Each director is to hold office until the next Annual Meeting or until a successor is elected and qualified. The persons named below have been nominated by the Board of Directors. None of the nominees are currently serving as directors. All nominees have consented to be named and have indicated their intent to serve if elected. If any nominee should become unavailable for election, a replacement will be appointed by a majority of the then-existing board of directors; however, the board is not aware of any circumstances likely to make any nominee unavailable for election.

     Under the Company's By-Laws, the members of the board of directors serve until his death, resignation, retirement, removal, or disqualification, or until his successor shall have been elected and qualified. Presently, the board consists of two (2) members, Warren C. Lau and Dwayne Deslatte.

DIRECTORS AND DIRECTOR NOMINEES

     The following list sets forth certain information with respect to persons nominated by the board of directors of the Company for election as directors of the company and who will be elected following a special meeting of the shareholders:

           NAME            AGE                    POSITION
  ---------------------  ------  ---------------------------------------------
     Warren C. Lau         50                     Director
     Dwayne Deslatte       34                     Director
     Robert H. Gow         71            Director Nominee, Chairman Nominee
     Jeffrey Adduci        51            Director Nominee

     WARREN C. LAU has served as a director, chief operating officer, president and treasurer since June 2004. Mr. Lau served as chief executive officer of PharmaFrontiers from January 2003 to May 2004. Mr. Lau was the co-founder of Biokeys Pharmaceuticals, Inc., and served as its president, chief executive officer and director from June 1996 until October 2002. From November 1997 to September 1998, Mr. Lau served as a director of Immune

Complex Corporation and Synthetic Genetics, Inc., both privately held biotechnology companies. Mr. Lau has negotiated patent and technology license agreements with The University of Texas M. D. Anderson Cancer Center (1996), New York University (1998), The University of Southern California (2000), and The National Institutes of Health (2002). Mr. Lau studied violin performance at the Southern Methodist University Meadows School of the Arts while concurrently completing all undergraduate Pre-Med prerequisites.

     DWAYNE DESLATTE, RN has served as a member of the Company's Board of Directors since March 2004. Mr. Deslatte is a Registered Nurse who since April 2001 has worked in general surgery with Texas Children's Hospital, and from January 2000 until April 2001 has worked in orthopedics at St. Joseph's Hospital. Mr. Deslatte received his B.S. in Nursing, cum laude, from Texas Women's University and his B.A. in History from Texas A&M University. While at Texas A&M University, Mr. Deslatte served in the Corps of Cadets for four years.

     ROBERT H. GOW has served as president of Yucatan Bamboo, Inc. for the past five years. Previously, Mr. Gow served as president of President George H. W. Bush's Zapata Off Shore Company. Mr. Gow is a Tau Beta Pi graduate of the Yale School of Engineering.

     JEFFREY ADDUCI currently serves as board member of the Nasdaq OTC Advisory Committee and the U.S. Small Business Administration's Regulatory Fairness Program. He previously served as president of National Investment Banking Association ("NIBA") from June 1994 to February 2004. NIBA is a national association of regional and independent broker-dealer and investment banking firms founded to provide a source of information and education to their member practitioners, regulatory and legislative agencies and the investing public.
Mr. Adduci earned his undergraduate degree in American Studies, magna cum laude, from Miami of Ohio University, and a graduate degree in Theater History from Northern Illinois University.

COMMITTEES OF THE BOARD AND ATTENDANCE

     The board of directors held four meetings during the last fiscal year. Each director attended, either telephonically or in person, 100% of the board meetings during the year ended December 31, 2003.

     As of the date hereof, the Company does not have any board committees.
Upon the effective date of the corporation actions herein contemplated, the board of directors intends to form committees including an audit committee, compensation committee and nominating and governance committee. We anticipate that the audit, compensation and nominating and governance committees will be comprised of Messrs. Gow and Adduci. The Company's board of directors has determined that the Company does not have an audit committee financial expert; however, the board intends to find an individual to serve that position. No audit committee financial expert exists because the board has not found an individual who meets the SEC's definition of an audit committee financial expert. The Company does not currently have a standing nominating committee but anticipates forming one in the future. There are no family relationships between any of our officers and directors.

     We  anticipate  forming  the  following  committees  in  the  future:

     Audit Committee. The Audit Committee will be responsible for the oversight of the Company's accounting and financial reporting processes. This includes the selection and engagement of the Company's independent auditors and review of the scope of the annual audit, audit fees and results of the audit. The Audit Committee will review and discusses with management and the board of directors such matters as accounting policies, internal accounting controls, procedures for preparation of financial statements and other financial disclosures, scope of the audit, the audit plan and the independence of such accountants. In addition, the Audit Committee will have oversight over the Company's internal audit function.

     Compensation Committee. The Compensation Committee will approve the standards for salary ranges for executive, managerial and technical personnel of the Company and establishes, subject to existing employment contracts, the specific compensation and bonus plan of all corporate officers. In addition, the Compensation Committee will oversee the Company's stock option plans and the incentive plans.

     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will be responsible for making recommendations to the board of directors concerning the governance structure and practices of the Company, including the size of the board of directors and the size and composition of various committees of the board of directors. In addition, the Nominating and Corporate Governance Committee will be responsible for identifying individuals believed to be qualified to become board members, and to recommend to the board the nominees to stand for election as directors at the annual meeting of stockholders.

PROCEDURE FOR CONTACTING DIRECTORS

     The board of directors will establish a procedure for shareholders to send communications to the board. Shareholders will be able to communicate with the board generally or with a specific director at any time by writing to the Company's Corporate Secretary at the Company's address, 18205 Burkhardt Rd., Tomball, TX 77377. The Secretary will review all messages received and will forward any message that reasonably appears to be a communication from a shareholder about a matter of shareholder interest that is intended for communication to the board. Communications will be sent as soon as practicable to the director to whom they are addressed, or if addressed to the board generally, to the Chairman of the Board, Mr. Gow. Because other appropriate avenues of communication exist for matters that are not of shareholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of shareholder interest will not be forwarded to the board. The Corporate Secretary has the option, but not the obligation, to forward these other communications to appropriate channels within the Company.

DIRECTOR COMPENSATION

     Mr. Deslatte received 30,000 shares of Company common stock for compensation for serving as director of the Company. In addition, Mr. Deslatte is compensated for ordinary and necessary expenses incurred in attending any board of directors meeting.

     Mr. Lau entered into a director's agreement in April 2004 to help protect the Company's intellectual property, proprietary information and goodwill, received 20,000 shares of Company common stock upon execution of the agreement, and will receive $5,000 annually for each year he serves as director. Further, Mr. Lau will be compensated for expenses in attending and participating in meetings of the board of directors. The director's agreement contains confidentiality, non-compete/no-hire, assignment of inventions and conflict of interest provisions consistent with his fiduciary duty obligations owed to the Company.

     As of the date of the filing hereof, no cash compensation has been paid to director nominees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of June 29, 2004, we have 7,416,838 shares of common stock issued and outstanding. The following table sets forth, as of such date, information with respect to shares beneficially owned by:

     - each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
     -    each  of  our  directors;
     -    each  of  our  named  executive  officers;  and
     -    all  of  our  directors  and  executive  officers  as  a  group.

     Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act. Under this rule, shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option) within 60 days of the date of this table. In computing the percentage ownership of any person, the amount of shares includes the amount of shares beneficially owned by the person by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person does not necessarily reflect the person's actual voting power.

     To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

----------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF BENEFICIAL      NUMBER OF SHARES BENEFICIALLY  PERCENTAGE OF OUTSTANDING SHARES
OWNER                               OWNED
----------------------------------  -----------------------------  ---------------------------------
George Jarkesy                                          1,512,500                             20.39%
----------------------------------  -----------------------------  ---------------------------------
Warren C. Lau                                           1,298,748                             17.51%
----------------------------------  -----------------------------  ---------------------------------
R. Wayne Fritzsche                                        500,000                              6.74%
----------------------------------  -----------------------------  ---------------------------------
Robert H. Gow                                             342,500                               4.6%
----------------------------------  -----------------------------  ---------------------------------
Jason G. Otteson                                          321,820                              4.34%
----------------------------------  -----------------------------  ---------------------------------
Dwayne Deslatte                                            30,000                               0.4%
----------------------------------  -----------------------------  ---------------------------------
Jeffrey Adduci                                             20,000                               0.3%
----------------------------------  -----------------------------  ---------------------------------
Directors, Nominees and Executive                       2,341,248                             31.16%
Officers as a Group (6 persons)
----------------------------------------------------------------------------------------------------

     Messrs. Jarkesy, Lau, Fritzsche, Gow, Deslatte and Adduci's business address is the same as our principal executive office. Mr. Otteson's business address is 3170 Old Houston Road, Huntsville, TX 77340.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the company's directors, executive officers and persons who own beneficially more than ten percent of our common stock, to file reports of ownership and changes of ownership with the SEC. Based solely on the reports received by the company and on written representations from certain reporting persons, we believe that the directors, executive officers and greater than ten percent beneficial owners have complied with all applicable filing requirements.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table contains compensation data for our named executive officers who received total annual salary and bonus for the fiscal years ended December 31, 2003, 2002 and 2001 in excess of $100,000. Jason G. Otteson is the only executive who earned in excess of $100,000 during the last three calendar years. Mr. Lau, the current chief executive officer, has not received any compensation from the Company in three prior fiscal years.

                    SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------
                                                        LONG TERM
                                                       COMPENSATION
                            ANNUAL COMPENSATION           AWARDS
                          ------------------------      Securities
Name and                     Salary       Bonus         Underlying
Principal Position  Year      ($)          ($)      Options / SARs (#)
------------------  ----  ------------  ----------  ------------------
Jason G. Otteson,         $    102,000
Chief Executive     2003
 Officer
------------------  ----  ------------  ----------  ------------------
                    2002  $    102,000                       1,200,000
------------------  ----  ------------  ----------  ------------------
                    2001  $    102,000
----------------------------------------------------------------------

OPTION GRANTS

     There were no option grants to any named executive officer during the last fiscal year. There are options outstanding held by various employees to purchase 31,700 shares of common stock at prices ranging from $37.50 to $71.50 per share, the last of which expire in 2011.

                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                       AND FY-END OPTION VALUES

                Shares
               Acquired                       Number of Unexercised         Value of Unexercised
                  on         Value        Securities Underlying Options         In-the-Money
               Exercise   Realized ($)              at FY-End                 Options at FY-End
Name              (#)                                  (#)                         ($) (1)
------------------------------------------------------------------------------------------------------
                                        Exercisable      Unexercisable    Exercisable   Unexercisable
                                        ---------------  ---------------  ------------  --------------

Jason Otteson         --            --               --               --             -             --



LONG TERM INCENTIVE PLANS

     In March 1999, Sportan adopted its 1999 Stock Option Plan (the "Plan"). The terms of the Plan can be found in previous Act filings. No awards were made to a named executive in the last completed fiscal year under this Plan.

EMPLOYMENT  AGREEMENTS

     Mr. Lau's employment agreement provides for an annual salary of $98,000 and is effective through January 2007, and shall automatically be extended until January 2010 unless a written notice of discontinuation has been received by Lau or the Company. The agreement provides for an annual bonus to be determined from time to time by the board of directors. Mr. Lau's agreement contains non-compete, non-solicit, and non-disclosure provisions consistent with his fiduciary duty obligations owed to the Company. Additionally, Mr. Lau signed an assignment of inventions agreement where Mr. Lau acknowledges that any invention discovered by him during his employment with the Company shall be the property of the Company.

     Mr. Fritzsche was issued 231,500 shares of Company common stock upon execution of his employment agreement. Mr. Fritzsche's agreement does not provide for an annual salary and is effective through April 2007. Mr. Fritzsche has the right to purchase in April 2006 200,000 shares of Company common stock at a price per share equal to 80% of the then current market value, and in April 2007 another right to purchase 200,000 shares of Company common stock at a price per share equal to 80% of the then current market value. Mr. Fritzsche's agreement contains confidentiality, non-compete, non-solicit, assignment of inventions and conflict of interest provisions consistent with his fiduciary duty obligations owed to the Company.

     William C. Rouse's employment agreement provides for an annual salary of $55,000 and expires in April 2005. Upon signing the employment agreement, Mr. Rouse purchased 150,000 shares of Company common stock for nominal consideration. Additionally, Mr. Rouse was issued an option to purchase 100,000 shares of Company common stock at a price per share that is 80% of the then current market value which vests upon the earlier of: (1) the acquisition of more than 50% of the common stock of Company by an acquirer at a total market value exceeding two hundred fifty million dollars, or (2) a financing of Company with one time proceeds of at least ten million dollars which values the then outstanding Company common stock at one hundred million dollars or more. Mr. Rouse's agreement contains confidentiality, non-compete, non-solicit, assignment of inventions and conflict of interest provisions consistent with his fiduciary duty obligations owed to the Company.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     On May 5, 2004 the Company entered into an agreement with PharmaFrontiers Corporation ("Pharma") whereby Pharma shareholders exchanged 100 percent of their shares of common stock for 6,386,439 shares of common stock of Sportan ("Stock Transaction"). The closing of this transaction occurred on June 4, 2004.

     In December 2003, Jason Otteson exchanged $448,667 of outstanding indebtedness with the Company for a convertible note payable in the amount of $12,500, which he later converted into 250,000 shares of Company common stock in February 2004. Mr. Otteson owns an additional 71,820 shares of Company common stock for which he paid nominal consideration.

     The Company borrowed $36,000 from Mr. Jarkesy bearing interest at 12% per annum, $11,000 of which matures in October 2004 and $25,000 of which matures in November 2004. Mr. Jarkesy acquired 500,000 shares of Company common stock in July 2003 in consideration for $50,000. Mr. Jarkesy received 1,012,500 shares of Company common stock in the Stock Transaction in exchange for his shares of PharmaFrontiers common stock purchased for nominal consideration.

     Warren Lau received 1,298,748 shares of Company common stock in the Stock Transaction in exchange for his PharmaFrontiers common stock purchased for nominal consideration.

     Dwayne Deslatte received 30,000 shares of Company common stock in exchange for services as a director of the Company in May 2004.

     Wayne Fritzsche received his 500,000 shares of Company common stock in the Stock Transaction in exchange for his PharmaFrontiers common stock purchased for nominal consideration.

     William Rouse received his 150,000 shares of Company common stock in the Stock Transaction in exchange for his PharmaFrontiers common stock purchased for nominal consideration.

     Brewer & Pritchard, P.C. received 70,000 shares of Company common stock in December 2003 in exchange for services rendered and received 230,000 shares of Company common stock in the Stock Transaction purchased for nominal consideration.

     The University of Chicago ("University") received 187,688 shares of Company common stock in February 2004 as partial consideration for granting a License to the Company. Upon the successful rescue of diabetic mice by implantation of insulin producing cells generated from peripheral monocyte derived cells, the University will receive another 187,688 shares of Company common stock. Additionally, the University has anti-dilution rights which rights, as well as other terms of the License, are discussed in Item 5 of this Form 8-K.

     In April 2004, Mr. Jeffrey H. Adduci and Mr. Robert H. Gow agreed to serve as directors of PharmaFrontiers, our subsidiary. In May 2004, Mr. Michael Redman agreed to serve as a director of PharmaFrontiers. To help protect PharmaFrontiers' intellectual property, proprietary information and goodwill, the directors of our subsidiary agreed to enter into separate agreements with PharmaFrontiers. The agreements are substantially similar and include confidentiality, non-compete/no-hire, assignment of inventions and conflict of interest provisions consistent with their fiduciary duty obligations owed to PharmaFrontiers. The agreement does not contain a termination or expiration clause. Compensation under each agreement is different for each director. Mr. Adduci received 20,000 shares of Company common stock for signing the agreement and will receive a $5,000 annual payment. Mr. Gow received 80,000 shares of Company common stock for signing the agreement and will receive a $1,000 monthly payment. Mr. Redman received 80,000 shares of Company common stock for signing the agreement. All directors are compensated for ordinary and necessary expenses incurred in attending any board of directors meeting.

DISSENTER'S RIGHTS

     Neither Texas law nor our articles of incorporation or bylaws provide our stockholders with dissenters' rights in connection with the amendment to our articles of incorporation, establishment of a stock option plan, or election of additional directors. This means that no stockholder is entitled to receive any cash or other payment as a result of, or in connection with the reverse stock split or the amendment to our articles of incorporation, even if a stockholder has not been given an opportunity to vote with respect thereto.

                    WHERE YOU CAN FIND ADDITIONAL INFORMATION

     We are subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by us can be inspected and copied at the public reference facilities at the SEC's office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates or by calling the SEC at 1-800-SEC-0330. Such material may also be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov.


                                   CONCLUSION

     As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the Restated and Amended Articles of Incorporation, June 2004 Stock Option Plan and election of two directors. Your consent to the Restated and Amended Articles of Incorporation, June 2004 Stock Option Plan and election of two directors is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.


                                   FOR THE BOARD OF DIRECTORS OF
                                   SPORTAN UNITED INDUSTRIES, INC.

                                   //s//   WARREN C. LAU

                                   Warren C. Lau, President

                                    EXHIBIT A

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                       OF

                         SPORTAN UNITED INDUSTRIES, INC.

     Sportan United Industries, Inc. ("Company"), a corporation formed in the State of Texas, hereby adopts the following Amended and Restated Articles of Incorporation pursuant to the provisions of Article 4.07 of the Texas Business Corporations Act, and adopts these Amended and Restated Articles of Incorporation, which accurately copy the Articles of Incorporation and all amendments in effect to date. The Articles of Incorporation, as restated and amended by these restated Articles of Incorporation are set forth below and contain no other changes in any provision.

     The number of shares of the corporation outstanding at the time of the adoption and entitled to vote was 7,416,838. The following amendments and additions to the Articles of Incorporation were adopted by the shareholders who owned 4,216,248 shares of common stock constituting 57% of the shares outstanding and entitled to vote on June 15, 2004.


                                       I.

     The  name  of  the  Corporation  is  Sportan  United  Industries,  Inc.

                                       II.

     Each statement made by these Restated Articles of Incorporation has been effected in conformity with the provisions of the Texas Business Corporation Act. These Restated Articles of Incorporation and each amendment made by these Restated Articles of Incorporation were adopted by the shareholders of the corporation on June 15, 2004 and shall be effective July 19, 2004.

     The amendment alters Article 1 of the Articles of Incorporation to reads as follows:

                                   ARTICLE I.

     The  name  of  the  corporation  is  PharmaFrontiers  Corp.

     The amendment alters Article 4 of the Articles of Incorporation to reads as follows:

                                   ARTICLE VI.

     The street address of the registered office is 18205 Burkhardt Road, Tomball, Texas 77377, and the name of the registered agent is Warren C. Lau.

     The amendment alters Article 7 of the Articles of Incorporation to reads as follows:

                                  ARTICLE VII.
     The number of directors who shall constitute the Board shall equal not less than two nor more than 10, as the Board may determine by resolution from time to time.

                                      III.

     The Articles of Incorporation and all amendments and supplements to them are superseded by the following Amended and Restated Articles of Incorporation, which accurately copy the entire text as well as incorporate the amendments set forth above:

                                   ARTICLE I.

     The  name  of  the  Corporation  is  PharmaFrontiers  Corp.

                                   ARTICLE II.

     The  period  of  duration  of  the  Corporation  is  perpetual.

                                  ARTICLE III.

     The purpose or purposes for which the Corporation is organized is the transaction of any and all lawful business for which corporations may be incorporated under the Texas Business Corporation act.

                                   ARTICLE IV.

     The aggregate number of shares which the corporation shall have authority to issue is sixty million (60,000,000), consisting of fifty million (50,000,000) shares of common stock having $0.05 par value ("Common Stock"), and ten million (10,000,000) shares of preferred stock having no par value ("Preferred Stock").

     Shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Texas.

                                   ARTICLE V.

     The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of at least of one thousand dollars ($1,000), consisting of money, labor done or property actually received.

                                   ARTICLE VI.

     The street address of the registered office is 18205 Burkhardt Road, Tomball, Texas 77377, and the name of the registered agent is Warren C. Lau.

                                  ARTICLE VII.

     The number of directors who shall constitute the Board shall equal not less than two nor more than 10, as the Board may determine by resolution from time to time.

                                  ARTICLE VIII.

     No director of the Corporation shall be liable to the Corporation or its shareholders or members for monetary damages for any act or omission in such director's capacity as a director, except for (i) a breach of such director's duty of loyalty to the Corporation or its shareholders or to the Corporation,
(ii) an act or omission not in good faith that constitutes a breach of duty of the director to the Corporation, or an act or omission that involves intentional misconduct or a knowing violation of the law; (iii) a transaction from which a director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office; or (iv) an act or omission for which the liability of a director is expressly provided by an applicable statute.

                                   ARTICLE IX.

     The Corporation shall indemnify all current and former directors and officers of the Corporation to the fullest extent of the applicable law, including, without limitation, Article 2.02-1 of the Texas Business Corporation Act.

                                   ARTICLE X.

     Shareholders of the Corporation shall not have cumulative voting rights nor preemptive rights.

                                   ARTICLE XI.

     If the Texas Business Corporation Act ("TBCA") requires that the shareholders vote for any of the following actions: (a) the approval of any amendment of the articles of incorporation pursuant to Article 4 of the TBCA (or any successor statute), (b) the approval of a plan of merger or exchange pursuant to Section 5.03 of the TBCA (or any successor statute thereto), (c) the approval of a sale, lease, exchange or other disposition of assets pursuant to
Section 5.10 of the TBCA (or any successor statute thereto), or (d) the approval of a voluntary dissolution of the Company under Section 6.03 or the revocation of such voluntary dissolution pursuant to Section 6.05(A) of the TBCA (or any successor statutes), then the vote of shareholders required for such actions shall be (in lieu of any greater vote required by the TBCA) the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon, unless any class or series of shares is entitled to vote as a class thereon, in which event the vote outstanding shares within each class or series of shares entitled to vote thereon as a class and at least a majority of the outstanding shares otherwise entitled to vote thereon.


     IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Articles of Incorporation to be signed by its president this 19th day of July, 2004.

                                        SPORTAN UNITED INDUSTRIES, INC.


                                        By:  ____________________________
                                             Warren C. Lau, President

                                    EXHIBIT B

                              PHARMAFRONTIERS CORP.

                    JUNE 2004 COMPENSATORY STOCK OPTION PLAN

SECTION 1.    Purpose

     The purpose of the June 2004 Compensatory Stock Option Plan (the "Plan") is to promote the interests of PharmaFrontiers Corp. (the "Company") and its stockholders by giving the Company a competitive advantage in attracting, retaining and motivating employees, officers, consultants and Directors capable of assuring the future success of the Company, to offer such persons incentives that are directly linked to the profitability of the Company's business and increases in stockholder value, and to afford such persons an opportunity to acquire a proprietary interest in the Company.

SECTION 2.    Definitions

     "Act"  shall mean the Securities Act of 1933, as amended from time to time.

     "Affiliate" shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by, controlling or under common control with the Company.

     "Applicable Laws" shall mean the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

     "Award" shall mean a grant or award granted under the Plan, as evidenced by an Award Agreement.

     "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

     "Board of Directors" or "Board" shall mean the Board of Directors of the Company.

     "Change in Control" shall have the meaning set forth in Section 12 of the Plan.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     "Committee" shall mean a committee of Directors designated by the Board to administer the Plan, which shall initially be the Compensation Committee of the Board of Directors. The Committee shall be composed of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and under Section 162(m) of the Code, and each member of the Committee shall be an Outside Director.

     "Common  Stock"  or  "Stock"  shall  mean  the common stock of the Company.

     "Company" shall mean PharmaFrontiers Corp., a Texas corporation.

     "Covered Employee" shall mean a Participant designated prior to the grant of an Award by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which any such Award is granted or in the year in which such Award is expected to be taxable to such Participant.

     "Designated Beneficiary" shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive amounts due the Participant in the event of the Participant's death. In the absence of an effective designation by the Participant, the term "Designated Beneficiary" shall mean the Participant's estate.

     "Director" shall mean a member of the Board, including any Outside
Director.

     "Effective Date" shall have the meaning set forth in Section 13 of the Plan.

     "Eligible Individual" shall mean any employee, officer, Director or consultant providing services to the Company or any Affiliate, and prospective employees and consultants who have accepted offers of employment or consultancy from the Company or any Affiliate, whom the Committee determines to be an Eligible Individual.

     "Employee" shall mean any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of the Company or any Affiliate and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director's fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment without regard to any notice period or period of "leave", as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

     "Employer"  shall  mean  the  Company  or  any  Affiliate.

     "Exercise  Price"  has  the  meaning  set  forth  in Section 6 of the Plan.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Fair Market Value" shall mean the closing price of the Common Stock on the last day prior to the date in question on which the Stock was traded on the Over the Counter Bulletin Board Exchange or such other national securities market or exchange as may at the time be the principal market for the Common Stock as designated by the Committee, or if the Shares were not traded on such national securities market or exchange on such date, then on the next preceding date on which the Shares are traded, all as reported by such source as the Committee may select.

     "Fiscal Year" shall mean the fiscal year of the Company beginning on January 1 and ending on the following December 31.

     "Incentive Stock Option" means any Stock Option granted under Section 6 of the Plan that is designated as, and intended to qualify as, an "incentive stock option" within the meaning of Section 422 of the Code.

     "Non-Stock-Based Incentive Compensation" refers to incentive compensation whose value is not based in whole or in part on the value of Common Stock.

     "Nonqualified Stock Option" means any Option granted under Section 6 of the Plan that is not an Incentive Stock Option.

     "Option" shall mean an Incentive Stock Option or a Nonqualified Stock
Option.

     "Outside Director" means any Director who qualifies as an "outside director" within the meaning of Section 162(m) of the Code, as a "non-employee director" within the meaning of Rule 16b-3 and as an "independent director" within the meaning of the listing requirements of the American Stock Exchange or such other national securities market (including the Nasdaq Stock Market) as may at the time be the principal market for the Common Stock.

     "Participant" means an Eligible Individual designated to be granted an Award under the Plan.

     "Payment Value" shall mean the dollar amount assigned to a Performance Share, which shall be equal to the Fair Market Value of the Common Stock on the day of the Committee's determination under Section 8(c) with respect to the applicable Performance Cycle.

     "Performance Cycle" or "Cycle" shall mean the period of years selected by the Committee during which performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

     "Performance Goals" means the performance goals established by the Committee in connection with the grant of an Award. In the case of Qualified Performance-Based Awards, (i) such goals shall be based on the attainment of one or more of the following objective measures with respect to the Company or an Affiliate, or such subsidiary, division or department of the Company or an Affiliate for or within which the Participant performs services: revenue growth; earnings before interest, taxes, depreciation, and amortization; earnings before interest and taxes; operating income; pre- or after- tax income; earnings per share; earnings per share from continuing operations; other board or committee approved performance measurements; cash flow; cash flow per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total stockholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; (ii) such Performance Goals shall be set by the Committee in writing within the time period prescribed by Section 162(m) of the Code so that the outcome is substantially uncertain at the time the Performance Goals are established; and (iii) the Committee certifies that such Performance Goals were met. Such Performance Goals also may be based upon the attaining of specified levels of Company performance under one or more of the measures described above relative to the performance of other companies.

     "Qualified Performance-Based Award" means an Award of Restricted Stock, Restricted Stock Units or Performance Shares designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is or may be a Covered Employee in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock, Restricted Stock Units, Options or Performance Shares and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption.

     "Restricted Period" shall mean the period of years selected by the Committee during which a grant of Restricted Stock or Restricted Stock Units may be forfeited to the Company.

     "Restricted Stock" shall mean shares of Common Stock contingently granted to a Participant under Section 9 of the Plan.

     "Restricted Stock Unit" shall mean any unit granted under Section 9 of the Plan evidencing the right to receive a Share (or the cash payment equal to the Fair Market Value of a Share) at some future date.

     "Rule 16b-3" shall mean Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, as amended from time to time.

     "Section 162(m) Exemption" shall mean the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

     "Share" or "Shares" shall mean a share or shares of Common Stock.

     "Stock Appreciation Right" shall mean a right granted under Section 7 of the Plan.

     "Stock Exchange" shall mean the Over the Counter Bulletin Board Exchange or such other national securities market or exchange as may at the time be the principal market for the Shares.

     "Stock Unit Award" shall mean an award of Common Stock or units granted under Section 10 of the Plan.

     "Stockholders Meeting" shall mean the annual meeting of stockholders of the Company in each year.

SECTION 3.    Administration

     (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the terms of the Plan and to applicable law, the Committee shall have full power and authority to:

          (i)  designate Participants;

          (ii) determine whether and to what extent any type (or types) of Award is to be granted hereunder;

          (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with)  each  Award;

          (iv) determine the terms and conditions of any Award or Award
          Agreement;

          (v) subject to Section 11 hereof, amend the terms and conditions of any Award or Award Agreement and accelerate the vesting and/or exercisability of any Option or waive any restrictions relating to any Award; provided, however, that (A) except for adjustments pursuant to
          Section 5(c) of the Plan, in no event may any Option granted under this Plan be (x) amended to decrease the Exercise Price thereof, (y) cancelled in conjunction with the grant of any new Option with a lower Exercise Price, or (z) otherwise subject to any action that would be treated, for accounting purposes, as a "repricing" of such Option, unless such amendment, cancellation, or action is approved by the stockholders of the Company to the extent required by applicable law and stock exchange rules and (B) the Committee may not adjust upward the amount payable to a Covered Employee with respect to a Qualified Performance-Based Award or waive or alter the Performance Goals associated herewith in a manner that would violate Section 162(m) of the Code;

          (vi) determine whether, to what extent and under what circumstances the exercise price of Awards may be paid in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended;

          (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee;

          (viii) interpret and administer the Plan and any instrument     or
          agreement,  including  an  Award  Agreement,  relating  to  the  Plan;

          (ix) adopt, alter, suspend, waive or repeal such rules, guidelines and practices and appoint such agents as it shall deem advisable or appropriate for the proper administration of the Plan; and

          (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive and binding upon all persons, including without limitation, the Company, its Affiliates, subsidiaries, stockholders, Eligible Individuals and any holder or beneficiary of any Award.

     (b) Action by the Committee; Delegation. Except to the extent prohibited by applicable law or the applicable rules of a Stock Exchange, the Committee may delegate all or any part of its duties and powers under the Plan to one or more persons, including Directors or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or Directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or
(ii) in a manner that would cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the
Section 162(m) Exemption; and provided, further, that any such delegation may be revoked by the Committee at any time.

     (c) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the
Section 162(m) Exemption, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

SECTION 4.    Eligibility

     Any Eligible Individual shall be eligible to be designated a Participant. In determining which Eligible Individuals shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Individuals, their present and potential contributions to the success of the Company, or such other factors as the Committee, in its discretion, shall deem relevant. All Awards and the terms of any Award to Eligible Individuals who are members of the Committee must also be approved by the Board of Directors. Notwithstanding the foregoing, Incentive Stock Options may be granted only to full-time or part-time Employees (which term as used herein includes, without limitation, officers and Directors who also are Employees), and an Incentive Stock Option shall not be granted to an Employee of an Affiliate unless such Affiliate also is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

SECTION 5.    Shares  Available  for  Awards

     (a) Shares Available. Subject to adjustment as provided in Section 5(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be 2,000,000. Shares that may be issued under the Plan may be authorized but unissued Shares or Shares re-acquired and held in treasury.

     (b) Accounting for Awards. For purposes of this Section 5, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, including in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

     (c) Adjustments. In the event of any change in corporate capitalization (including, but not limited to, a change in the number of Shares outstanding), such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company (including any extraordinary cash or stock dividend), any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, and the maximum limitation upon Stock Options and Stock Appreciation Rights and other Awards to be granted to any Participant, in the number, kind and Exercise Price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion (including, without limitation, the provision of an amount in cash in consideration for any such Awards); provided, however, that the number of shares subject to any Award shall always be a whole number. Without limiting the generality of the foregoing, in connection with any Disaffiliation of a subsidiary of the Company, the Committee shall have the authority to arrange for the assumption or replacement of Awards with new awards based on shares of the affected subsidiary or by an affiliate of an entity that controls the subsidiary following the Disaffiliation. For purposes hereof, "Disaffiliation" of a subsidiary shall mean the subsidiary's ceasing to be a subsidiary of the Company for any reason (including, without limitation, as a result of a public offering, spinoff, sale or other distribution or transfer by the Company of the stock of the subsidiary).

     (d) Award Limitations. No more than 100,000 shares of Common Stock may be subject to Qualified Performance-Based Awards granted to any Eligible
Individual,  including  a  Covered  Employee,  in  any  Fiscal  Year.

SECTION 6.    Stock  Options

     (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Eligible Individuals to whom Options shall be granted (which may be Nonqualified Stock Options or Incentive Stock Options), the number of shares to be covered by each Option, the exercise price for each Option, and the conditions and limitations applicable to the exercise of each Option. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code.

     (b) Exercise Price. The Exercise Price per Share purchasable under a Option shall be determined by the Committee; provided, however, that, unless otherwise determined by the Committee, such Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

     (c) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable Exercise Price) in which, payment of the Exercise Price with respect thereto may be made or deemed to have been made.

     (d) Option Term. The term of each Stock Option shall be fixed by the Committee at the time of grant, but in no event shall be more than 10 years from the date of grant.

     (e) Incentive Stock Options. The Committee may designate Options as Nonqualified Stock Options or as Incentive Stock Options. Any Incentive Stock Option authorized under the Plan shall contain such provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Stock Option as an Incentive Stock Option. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option on or subsequent to its grant date, it shall constitute a Nonqualified Stock Option.

SECTION 7.    Stock  Appreciation  Rights

     The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Individuals subject to the terms of the Plan. Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, cash or a number of Shares or a combination of cash and Shares equal to the excess of (A) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over
(B) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right, unless otherwise determined by the Committee. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement, the effect of termination of employment (by reason of death, disability, retirement or otherwise) on the exercisability and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee, provided, that in no event shall the term of a Stock Appreciation Right be longer than ten years.

SECTION 8.    Performance  Shares

     (a) The Committee shall have sole and complete authority to determine the Eligible Individuals who shall receive Performance Shares, the number of such shares for each Performance Cycle, the Performance Goals on which each Award shall be contingent, the duration of each Performance Cycle, and the value of each Performance Share. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycle may differ from each other. The Committee may, prior to or at the time of the grant, designate Performance Awards as Qualified Performance-Based Awards, in which event it shall condition the settlement thereof upon the Committee's certification of the attainment of the Performance Goals.

     (b) The Committee shall establish Performance Goals for each Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select.

     (c) As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Shares which have been earned on the basis of performance in relation to the established Performance Goals.

     (d) Payment Values of earned Performance Shares shall be distributed to the Participant or, if the Participant has died, to the Participant's Designated Beneficiary, as soon as practicable after the expiration of the Performance Cycle and the Committee's determination under paragraph (c), above. The Committee shall determine whether Payment Values are to be distributed in the form of cash or shares of Common Stock or a combination of cash and shares of Common Stock.

SECTION 9.    Restricted  Stock  and  Restricted  Stock  Units

     The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Individuals with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:


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     (i)  Restrictions.  Shares  of  Restricted Stock and Restricted Stock Units
shall be subject to such restrictions as the Committee may impose (including, without limitation, limitation on transfer, forfeiture conditions, limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. The grant or vesting of Restricted Stock and Restricted Stock Units may be performance-based or time-based or both. Restricted Stock and Restricted Stock Units may be Qualified Performance-Based Awards, in which event the grant or vesting, as applicable, of such Restricted Stock or Restricted Stock Units shall be conditioned upon the attainment of Performance Goals.

     (ii)  Stock  Certificates;  Delivery  of  Shares.

          (A) Any Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the applicable Award Agreement and possible forfeiture of such shares of Restricted Stock. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

          (B) In the case of Restricted Stock Units, no Shares or other property shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units (or at such later time as may be determined by the Committee), Shares or other cash or property shall be issued to the holder of the Restricted Stock Units and evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates.

     (iii) Forfeiture. Except as otherwise determined by the Committee, upon a Participant's termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all applicable Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company.

SECTION 10.   Other  Stock-Based  Awards

     (a) In addition to granting Options, Stock Appreciation Rights, Performance Shares, Restricted Stock and Restricted Stock Units, the Committee shall have authority to grant to Participants Stock Unit Awards that can be in the form of Common Stock or units, the value of which is based, in whole or in part, on the value of Common Stock. Subject to the provisions of the Plan, including Section 10(b) below, Stock Unit Awards shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules (all of which are sometimes hereinafter collectively referred to as "rules") as the Committee may determine in its sole and complete discretion at the time of grant. The rules need not be identical for each Stock Unit Award.

     (b) In the sole and complete discretion of the Committee, a Stock Unit Award may be granted subject to the following rules:

          (1) Any shares of Common Stock which are part of a Stock Unit Award may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued or, if later, the date provided by the Committee at the time of grant of the Stock Unit Award.

          (2) Stock Unit Awards may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award, and any Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration, provided that for any Common Stock to be purchased in connection with a Stock Unit Award the purchase price shall be at least 50% of the Fair Market Value of such Common Stock on the date such Award is granted.

          (3) Stock Unit Awards may relate in whole or in part to certain performance criteria established by the Committee at the time of grant.

          (4) Stock Unit Awards may provide for deferred payment schedules and/or vesting over a specified period of employment.

          (5) In such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restriction or limitation to which a Stock Unit Award was made subject at the time of grant.

     (d) In the sole and complete discretion of the Committee, an Award, whether made as a Stock Unit Award under this Section 10 or as an Award granted pursuant to Sections 6 through 9, may provide the Participant with (i) dividends or dividend equivalents (payable on a current or deferred basis) and (ii) cash payments in lieu of or in addition to an Award.

SECTION 11.   Amendment  and  Termination

     (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

          (i) requires stockholder approval under the rules or regulations of the Stock Exchange, or any other securities exchange that are applicable to the Company;

          (ii) increases the number of Shares authorized under the Plan as specified in Section 5(a) of the Plan; or

          (iii) without such stockholder approval, would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

     (b) Amendments to Awards. The Committee may waive any conditions or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof or such amendment would cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

     (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 12.   General  Provisions

     (a) Withholding. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes (or the income tax laws of any other foreign jurisdiction) with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, be entitled to take such action and establish such procedures as it deems appropriate to withhold or collect all applicable payroll, withholding, income or other taxes from such Participant. In order to assist a Participant in paying all or a portion of the federal, state, local and foreign taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares or other property otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares or other property other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes, provided that, in either case, not more than the legally required minimum withholding may be settled with Shares. Any such election must be made on or before the date that the amount of tax to be withheld is determined.

     (b) Awards. Each Award hereunder shall be evidenced by an Award Agreement, delivered to the Participant or Outside Director and shall specify the terms and conditions thereof and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment of the Participant or Outside Director and the effect thereon, if any, of a Change in Control of the Company.

     (c) No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Individuals or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

     (d) No Right to Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Employer. Further, the Employer expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

     (e) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she has become the holder thereof. Notwithstanding the foregoing, in connection with each grant of Restricted Stock or Stock Unit Award hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock or Stock Unit Award.

     (f) Construction of the Plan. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Texas.

     (g) Change in Control. In order to preserve Participant's rights under an Award in the event of a transaction or occurrence that the Committee reasonably determines to constitute a change in control of the Company (a "Change-in-Control"), the Committee in its discretion may, at the time an Award is made or any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of the Award, (ii) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the Change in Control, (iv) cause the Award to be assumed, or new rights substituted therefore, by another entity, or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company.

     (h) Forms of Payment Under Awards. Subject to the terms of the Plan, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or settlement of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes (provided, however, that the acceptance of such notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents with respect to installment or deferred payments.

     (i) Section 16 Compliance; Section 162(m) Administration. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or Directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Individuals. The Company intends that all Stock Options and Stock Appreciation Rights granted under the Plan to individuals who are or who the Committee believes will be Covered Employees will constitute "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

     (j) Restrictions. Shares shall not be issued pursuant to the exercise or payment of the Exercise Price or purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable stock exchange and the Texas Business Corporations Act, as amended from time to time. As a condition to the exercise or payment of the Exercise Price or purchase price relating to such Award, the Company may require that the person exercising or paying the Exercise Price or purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions.

     (k) Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; and provided, further, that, if so determined by the Committee, a Participant may transfer a Nonqualified Stock Option to any Family Member (as such term is defined in the General Instructions to Form S-8 (or successor to such Instructions or such Form)) at any time that such Participant holds such Stock Option, whether directly or indirectly or by means of a trust or partnership or otherwise, PROVIDED that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer. Except as otherwise determined by the Committee, each Award (other than an Incentive Stock Option) or right under any such Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. Except as otherwise determined by the Committee, no Award (other than an Incentive Stock Option) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Notwithstanding the above, in the discretion of the Committee, awards may be transferable pursuant to a Qualified Domestic Relations Order ("QDRO"), as determined by the Committee or its designee.

     (1) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

SECTION 13.   Effective  Date  of  Plan

     Upon its adoption by the Board, the Plan shall be submitted for approval by the stockholders of the Company and shall be effective as of the date of such approval (the "EFFECTIVE DATE").

SECTION 14.   Term of the Plan

     The Plan will terminate on the tenth anniversary of the Effective Date or any earlier date of discontinuation or termination established pursuant to
Section 3 of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.


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                                  END OF FILING


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